                   SOUTHERN CALIFORNIA EDISON COMPANY

                            POWER OF ATTORNEY

            The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint,
STEPHEN E. PICKETT, THOMAS M. NOONAN, POLLY L. GAULT, BARBARA E. MATHEWS, KENNETH S.
STEWART, LINDA G. SULLIVAN, ROBERT C. BOADA, MARY C. SIMPSON, PAIGE W. R. WHITE, MICHAEL A.
HENRY, JEFFREY C. SHIEH, LOWELL B. REINSTEIN, LYLE G. GEIGER, DARLA F. FORTE,
EILEEN B. GUERRERO, BONITA J. SMITH, MARGA ROSSO, and SARAH C. PEREZ or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended
December 31, 2005, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2006, any Current Reports on Form 8-K from time to time during 2006 and through
December 14, 2006, or in the event this Board of Directors does not meet on December 14,
2006, through the next succeeding date on which this Board holds a regular meeting, and any and all supplements and amendments thereto, to be filed by Southern California Edison
Company with the Securities and Exchange Commission, under the Securities Exchange Act of
1934 as amended, (the "Act"), for the purpose of complying with Sections 13 or 15(d) of the
Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

            Executed at Rosemead, California, as of this 15th day of December, 2005.

                                 SOUTHERN CALIFORNIA EDISON COMPANY

                                 By:   /s/ John E. Bryson
                                       ----------------------------
                                       John E. Bryson
                                       Chairman of the Board

Attest:

/s/ Barbara E. Mathews
------------------------------------------
BARBARA E. MATHEWS
Vice President, Associate General Counsel,
Chief Governance Officer, and Secretary

Page

                          2006 Southern California Edison Company
                           10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

/s/ John E. Bryson
----------------------------
John E. Bryson                              Chairman of the Board
                                            and Director

Principal Financial Officer:

/s/ Thomas M. Noonan
----------------------------
Thomas M. Noonan                            Senior Vice President and
                                            Chief Financial Officer

Controller and Principal Accounting Officer:

/s/ Linda G. Sullivan
----------------------------
Linda G. Sullivan                           Vice President and Controller

Additional Directors:

/s/ Alan J. Fohrer        Director        /s/ Ronald L. Olson             Director
--------------------------                -------------------------
Alan J. Fohrer                            Ronald L. Olson

/s/ France A. Cordova     Director        /s/ James M. Rosser             Director
--------------------------                -------------------------
France A. Cordova                         James M. Rosser

/s/ Bradford M. Freeman   Director        /s/ Robert H. Smith             Director
--------------------------                -------------------------
Bradford M. Freeman                       Robert H. Smith

/s/ Bruce Karatz          Director        /s/ Richard T. Schlosberg, III  Director
--------------------------                -----------------------------
Bruce Karatz                              Richard  T.  Schlosberg,
                                          III

/s/ Luis G. Nogales       Director        /s/ Thomas C. Sutton            Director
--------------------------                -------------------------
Luis G. Nogales                           Thomas C. Sutton